CERTIFICATION

I, RICHARD MANGIARELLI, CERTIFY THE FOLLOWING:

1. I have reviewed this quarterly report on Form 10-QSB of Global Resource Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Global Resource Corporation as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Global Resource Corporation and I have done the following:

      a. designed such disclosure controls and procedures to ensure that material information relating to Global Resource Corporation is made known to me by others within the Company, particularly during the period in which this quarterly report is being prepared;

      b. evaluated the effectiveness of Global Resource Corporation's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

      c.    presented  in  this  quarterly  report  my  conclusions   about  the
            effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

5.    I have disclosed,  based on my most recent evaluation,  to Global Resource
      Corporation's   auditors  and  the  audit  committee  of  Global  Resource
      Corporation's board of directors:

      a. all significant deficiencies in the design or operation of internal controls which could adversely affect Global Resource Corporation's ability to record, process, summarize and report financial data and have identified for Global Resource Corporation's auditors any material weaknesses in internal controls; and

      b. any fraud, whether or not material, that involves management or other employees who have a significant role in Global Resource Corporation's internal controls; and

6. I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


November 12, 2004                              /s/ Richard Mangiarelli
                                               ---------------------------------
                                               Richard Mangiarelli
                                               President
                                               (Principal Executive Officer and
                                               Principal Accounting Officer)